As filed with the Securities and Exchange Commission on May 2, 2003

Registration No. 333-104750

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

To

FORM S-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Resolution Performance Products LLC

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	2821 (Primary Standard Industrial Classification Code Number)	76-0607613 (I.R.S. Employer Identification Number)

RPP Capital Corporation

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	2821 (Primary Standard Industrial Classification Code Number)	76-0660306 (I.R.S. Employer Identification Number)

1600 Smith Street, Suite 2400

Houston, Texas 77002

(888) 949-2502

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Marvin O. Schlanger

Chairman and Chief Executive Officer

Resolution Performance Products LLC

1600 Smith Street, Suite 2416

Houston, Texas 77002

(888) 949-2502

(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

With a copy to:

Rosa A. Testani, Esq.

O’Melveny & Myers LLP

30 Rockefeller Plaza

New York, New York 10112

(212) 408-2400

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

Section 145 of the General Corporation Law of the State of Delaware (the “DGCL”) provides for the indemnification of officers and directors under certain circumstances against expenses incurred in successfully defending against a claim and authorizes Delaware corporations to indemnify their officers and directors under certain circumstances against expenses and liabilities incurred in legal proceedings involving such persons because of their being or having been an officer or director. Pursuant to Section 102(b)(7) of the DGCL, the Certificate of Incorporation of RPP Capital provides that the directors of RPP Capital shall not be held personally liable to RPP Capital Corp or its stockholders for monetary damages for breaches of fiduciary duty as directors, except that any director shall remain liable (1) for any breach of the director’s fiduciary duty of loyalty to RPP Capital Corp or its stockholders, (2) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (3) for liability under Section 174 of the DGCL or (4) for any transaction from which the director derived an improper personal benefit. The amended and restated By-laws of RPP Capital provide for indemnification of its officers and directors to the full extent authorized by law.

Section 18-108 of the Delaware Limited Liability Company Act (the “Act”) provides that, subject to such standards and restrictions, if any, as are set forth in a limited liability company’s operating agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. The By-laws of RPP LLC provide that RPP LLC shall, to the fullest extent authorized under the Act, indemnify and hold harmless against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered, any manager or officer of RPP LLC including indemnification for negligence or gross negligence but excluding indemnification (1) for acts or omissions involving actual fraud or willful misconduct or (2) with respect to any transaction from which the indemnitee derived an improper personal benefit.

Item 21. Exhibits and Financial Statement Schedules.

2.1

Amended and Restated Master Sale Agreement (US) dated as of November 14, 2000 among Shell Oil Company, Resin Acquisition, LLC and Resolution Performance Products Inc. (incorporated by reference to Exhibit 2.1 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

2.2

Amended and Restated SPNV Resins Sale Agreement dated as of November 14, 2000 between Shell Oil Company and Resolution Performance Products Inc. (incorporated by reference to Exhibit 2.2 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

2.3

Assignment and Assumption Agreement dated November 13, 2000 between Resolution Performance Products Inc. and Resolution Performance Products LLC (incorporated by reference to Exhibit 2.3 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

2.4

Assignment and Assumption Agreement dated November 14, 2000 between Resin Acquisition, LLC and RPP Holdings LLC (incorporated by reference to Exhibit 2.4 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

3.1

Certificate of Formation of Resolution Performance Products LLC filed on May 10, 1999 (incorporated by reference to Exhibit 3.1 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

3.2

Certificate of Amendment to Certificate of Formation of Resolution Performance Products LLC filed on November 14, 2000 (incorporated by reference to Exhibit 3.2 to the Registrants’ Registration Statement on Form S-4 (File No. 333-57170))

3.3

Amended and Restated Limited Liability Company Agreement of Resolution Performance Products LLC dated as of November 14, 2000 (incorporated by reference to Exhibit 3.3 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

3.4

Bylaws of Resolution Performance Products LLC dated as of November 14, 2000 (incorporated by reference to Exhibit 3.4 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

3.5

Certificate of Incorporation of RPP Capital Corporation dated as of October 23, 2000 (incorporated by reference to Exhibit 3.5 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

3.6

Amended and Restated Bylaws of RPP Capital Corporation dated as of November 14, 2000 (incorporated by reference to Exhibit 3.6 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

4.1

Indenture, dated as of November 14, 2000, among Resolution Performance Products LLC, RPP Capital Corporation and The Bank of New York, as trustee, relating to 13 1/2% Senior Subordinated Notes Due 2010 (incorporated by reference to Exhibit 4.1 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

4.2		Form of 13 1/2% Senior Subordinated Note Due 2010 (included as Exhibit B to Exhibit 4.1)

4.3

Registration Rights Agreement, dated as of November 14, 2000 among Resolution Performance Products LLC, RPP Capital Corporation, RPP Holdings LLC, Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. (incorporated by reference to Exhibit 4.3 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

4.4

Registration Rights Agreement, dated as of November 14, 2001, among Resolution Performance Products LLC, RPP Capital Corporation, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Inc., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. (incorporated by reference to Exhibit 4.4 to the Registrants’ Registration Statement on Form S-4 dated December 14, 2001 (File No. 333-75172))

4.5

Registration Rights Agreement dated December 18, 2002 among Resolution Performance Products LLC, RPP Capital Corporation, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. (incorporated by reference to Exhibit 4.5 to the Registrants’ Registration Statement on Form S-4 dated January 14, 2003 (File No. 333-102505)

4.6	*

Indenture dated as of April 9, 2003 among Resolution Performance Products LLC, RPP Capital Corporation and Deutsche Bank Trust Company Americas, as trustee, relating to 9 1/2% Senior Second Secured Notes Due 2010

4.7		Form of exchange note (included as Exhibit B to Exhibit 4.6)

4.8	*

Registration Rights Agreement entered into as of April 9, 2003, between Resolution Performance Products LLC, RPP Capital Corporation, Morgan Stanley & Co. Incorporated, Citigroup Capital Markets Inc., Credit Suisse First Boston LLC and J.P. Morgan Securities, Inc.

5.1		Opinion of O’Melveny & Myers LLP

10.1

Credit Agreement dated as of November 14, 2000 among Resolution Performance Products Inc., Resolution Performance Products LLC, RPP Capital Corporation, Resolution Europe B.V. (f/k/a Resolution Nederland B.V., f/k/a Shell Epoxy Resins Nederland B.V.), the various lender parties thereto, Salomon Smith Barney Inc., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Morgan Stanley Senior Funding Inc., as Administrative Agent, Lead Arranger and Sole Book Manager (incorporated by reference to Exhibit 10.1 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.2

First Amendment to Credit Agreement dated November 6, 2001 (incorporated by reference to Exhibit 10.1 to the Registrants' Current Report on Form 8-K dated November 7, 2001 (Commission File No. 333-57170))

10.3

Employment Agreement dated as of November 14, 2000 between Resolution Performance Products LLC and Marvin O. Schlanger (incorporated by reference to Exhibit 10.2 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.4

Secured Promissory Note dated as of November 14, 2000 entered into by David T. Preston in favor of Resolution Performance Products LLC (incorporated by reference to Exhibit 10.3 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.5

Pledge Agreement dated as of November 14, 2000 between Resolution Performance Products LLC and David T. Preston (incorporated by reference to Exhibit 10.4 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.6

Secured Promissory Note dated as of November 14, 2000 entered into by Wouter W. Jongepier in favor of Resolution Performance Products LLC (incorporated by reference to Exhibit 10.5 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.7

Pledge Agreement dated as of November 14, 2000 between Resolution Performance Products LLC and Wouter W. Jongepier (incorporated by reference to Exhibit 10.6 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.8

Secured Promissory Note dated as of November 14, 2000 entered into by Dany Subrata in favor of Resolution Performance Products LLC (incorporated by reference to Exhibit 10.7 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.9

Pledge Agreement dated as of November 14, 2000 between Resolution Performance Products LLC and Dany Subrata (incorporated by reference to Exhibit 10.8 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.10

Secured Promissory Note dated as of March 7, 2001 entered into by J. Travis Spoede Trust (Dated 03/26/99) in favor of Resolution Performance Products LLC (incorporated by reference to Exhibit 10.9 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.11

Pledge Agreement dated as of March 7, 2001 among Resolution Performance Products LLC,
J. Travis Spoede and the J. Travis Spoede Trust (Dated 03/26/99) (incorporated by reference to Exhibit 10.10 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.12

Employment Agreement dated July 16, 2001 between Resolution Performance Product LLC and Jeffrey M. Nodland (incorporated by reference to Exhibit 10.1 to the Registrants’ Quarterly Report on Form 10-Q for the Quarter ended September 30, 2001 (Commission File No. 333-57170))

10.13

Secured Promissory Note dated August 10, 2001 from Jeffrey M. Nodland to Resolution Performance Product LLC (incorporated by reference to Exhibit 10.2 to the Registrants’ Quarterly Report on Form 10-Q for the Quarter ended September 30, 2001 (Commission File No. 333-57170))

10.14

Pledge Agreement dated August 10, 2001 between Jeffrey M. Nodland and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.3 to the Registrants’ Quarterly Report on Form 10-Q for the Quarter ended September 30, 2001 (Commission File No. 333-57170))

10.15

Secured Promissory Note dated June 18, 2001 from Mark S. Antonvich to Resolution Performance Products LLC (incorporated by reference to Exhibit 10.4 to the Registrants’ Quarterly Report on Form 10-Q for the Quarter ended September 30, 2001 (Commission File No. 333-57170))

10.16

Pledge Agreement dated June 18, 2001 between Mark S. Antonvich to Resolution Performance Products LLC (incorporated by reference to Exhibit 10.5 to the Registrants’ Quarterly Report on Form 10-Q for the Quarter ended September 30, 2001 (Commission File No. 333-57170))

10.17

Environmental Agreement dated as of November 1, 2000 between Shell Oil Company and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.11 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.18

Environmental Agreement dated as of November 1, 2000 between Shell Petroleum N.V. and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.12 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.19

Intellectual Property Transfer and License Agreement and Contribution Agreement dated as of November 14, 2000 between Shell Oil Company and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.13 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.20

Intellectual Property Transfer and License Agreement and Contribution Agreement dated as of November 14, 2000 between Shell Internationale Research Maatschappij B.V. and Shell Epoxy Resins Research B.V (incorporated by reference to Exhibit 10.14 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170)).

10.21

Interim Agreement for Information Technology Services (US Business) dated as of November 1, 2000 among Shell Chemical Company, Shell Services International Inc. and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.15 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.22

Interim Agreement for Information Technology Services (Non-US) dated as of November 1, 2000 among Shell Chemicals Limited, Shell International B.V. and Resolution Europe B.V. (f/k/a Resolution Nederland B.V., f/k/a Shell Epoxy Resins Nederland B.V.) (incorporated by reference to Exhibit 10.16 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.23

Indemnity and Contribution Agreement dated as of November 14, 2000 among Resolution Performance Products LLC and the indemnified parties listed therein (incorporated by reference to Exhibit 10.17 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.24

Management Consulting Agreement dated as of November 14, 2000 among Resolution Performance Products LLC and Apollo Management IV, L.P. (incorporated by reference to Exhibit 10.18 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.25

First Amended and Restated Deer Park Site Services, Utilities, Materials and Facilities Agreement dated November 1, 2000 between Shell Chemical Company, for itself and as agent for Shell Oil Company, and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.19 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.26

First Amended and Restated Norco Site Services, Utilities, Materials and Facilities Agreement dated November 1, 2000 between Shell Chemical Company, for itself and as agent for Shell Oil Company, and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.20 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.27

First Amended and Restated Pernis Site Services, Utilities, Materials and Facilities Agreement dated November 1, 2000 between Resolution Europe B.V. (f/k/a Resolution Nederland B.V., f/k/a Shell Epoxy Resins Nederland B.V.) and Shell Nederland Raffinaderij B.V. (incorporated by reference to Exhibit 10.21 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.28

First Amended and Restated Pernis Site Services, Utilities, Materials and Facilities Agreement dated November 1, 2000 between Resolution Europe B.V. (f/k/a Resolution Nederland B.V., f/k/a Shell Epoxy Resins Nederland B.V.) and Shell Nederland Chemie B.V. (incorporated by reference to Exhibit 10.22 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.29

Deer Park Ground Lease and Grant of Easements dated as of November 1, 2000 between Shell Oil Company and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.23 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.30

Norco Ground Lease and Grant of Servitudes dated as of November 1, 2000 between Shell Oil Company and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.24 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.31

Amended and Restated Agreement of Sub-Lease (Pernis) dated as of November 1, 2000 between Resolution Europe B.V. (f/k/a Resolution Nederland B.V., f/k/a Shell Epoxy Resins Nederland B.V.) and Shell Nederland Raffinaderij B.V. (incorporated by reference to Exhibit 10.25 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.32

Resolution Performance Products Inc. 2000 Stock Option Plan (incorporated by reference to Exhibit 10.26 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.33

Resolution Performance Products Inc. 2000 Non-Employee Directors Stock Option Plan (incorporated by reference to Exhibit 10.27 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.34	Restricted Unit Plan (incorporated by reference to Exhibit 10.28 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.35

Separation Agreement dated as of March 9, 2001 between Resolution Performance Products Inc., Resolution Performance Products LLC and David T. Preston (incorporated by reference to Exhibit 10.29 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.36

Amendment No. 1 dated March 15, 2002 to the Management Consulting Agreement dated November 14, 2000 between Resolution Performance Products LLC, a Delaware corporation, and Apollo Management IV, L.P., a Delaware limited partnership (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q for the Quarter ended March 31, 2002 (File No. 333-57170))

10.37

First Amendment dated March 15, 2002 to the Employment Agreement dated November 14, 2000 between Resolution Performance Products LLC, a Delaware corporation and Marvin O. Schlanger (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q for the Quarter ended March 31, 2002 (File No. 333-57170))

10.38

Second Amendment dated June 30, 2002 to the Credit Agreement dated November 6, 2001 (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q for the Quarter ended June 30, 2002 (File No. 333-75172))

10.39

Third Amendment dated December 2, 2002 to the Credit Agreement dated November 6, 2001 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K dated December 9, 2002 (File No. 333-57170))

10.40

Mutual Settlement and Release of Claims Agreement dated November 26, 2002 amending the Environmental Agreement dated as of November 1, 2000 between Shell Oil Company and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.40 to the Registrants’ Registration Statement on Form S-4 dated January 14, 2003 (File No. 333-102505))

10.41

Mutual Settlement and Release of Claims Agreement dated November 26, 2002 amending the Environmental Agreement dated as of November 1, 2000 between Shell Petroleum N.V. and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.41 to the Registrants’ Registration Statement on Form S-4 dated January 14, 2003 (File No. 333-102505))

10.42

Release of Indemnity Agreement dated as of December 17, 2002 modifying the Environmental Agreement dated as of November 1, 2002 between Shell Oil Company and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.42 to the Registrants’ Registration Statement on Form S-4 dated January 14, 2003 (File No. 333-102505))

10.43

Amendment No. 2 dated as of January 1, 2003 to the Employment Agreement dated November 14, 2000 between Resolution Performance Products LLC, a Delaware limited liability company, and Marvin O. Schlanger (incorporated by reference to Exhibit No. 10.44 to the Registrant’s Amendment No. 1 to Registration Statement on Form S-4 dated February 12, 2003 (File No. 333-102505))

10.44

Amendment No. 1 dated as of January 1, 2003 to the Employment Agreement dated July 16, 2001 between Resolution Performance Products LLC, a Delaware limited liability company, and Jeffrey M. Nodland (incorporated by reference to Exhibit No. 10.45 to the Registrant’s Amendment No. 1 to Registration Statement on Form S-4 dated February 12, 2003 (File No. 333-102505))

10.45

Amendment No. 2 dated as of January 1, 2003 to the Management Consulting Agreement dated November 14, 2000, as amended, between Resolution Performance Products LLC, a Delaware limited liability company, and Apollo Management IV, L.P., a Delaware limited partnership (incorporated by reference to Exhibit No. 10.43 to the Registrant’s Amendment No. 1 to Registration Statement on Form S-4 dated February 12, 2003 (File No. 333-57170))

10.46

Employment Agreement dated May 7, 2001 between Resolution Performance Products LLC, a Delaware limited liability company, and Mark S. Antonvich (incorporated by reference to Exhibit No. 10.46 to the Annual Report on Form 10-K for the Year ended December 31, 2002 (File No. 333-57170))

10.47

Amendment No. 1 dated February 17, 2003 to the Employment Agreement dated May 7, 2001 between Resolution Performance Products LLC, a Delaware limited liability company, and Mark S. Antonvich (incorporated by reference to Exhibit No. 10.47 to the Annual Report on Form 10-K for the Year ended December 31, 2002 (File No. 333-57170))

10.48

Amendment No. 3 dated February 17, 2003 to the Employment Agreement dated November 14, 2000, as amended, between Resolution Performance Products LLC, a Delaware limited liability company, and Marvin O. Schlanger (incorporated by reference to Exhibit No. 10.48 to the Annual Report on Form 10-K for the Year ended December 31, 2002 (File No. 333-57170))

10.49

Amendment No. 2 dated February 17, 2003 to the Employment Agreement dated July 16, 2001, as amended, between Resolution Performance Products LLC and Jeffrey M. Nodland (incorporated by reference to Exhibit No. 10.49 to the Annual Report on Form 10-K for the Year ended December 31, 2002 (File No. 333-57170))

10.50

Amendment No. 3 dated February 17, 2003 to the Management Consulting Agreement dated November 14, 2000, as amended, between Resolution Performance Products LLC and Apollo Management IV, L.P., a Delaware limited partnership (incorporated by reference to Exhibit No. 10.50 to the Annual Report on Form 10-K for the Year ended December 31, 2002 (File No. 333-57170))

10.51

Amendment No. 1 dated October 15, 2002 to the Phenol Supply Agreement between Shell Chemical LP d/b/a Shell Chemical Company, a Delaware limited partnership and Resolution Performance Products LLC, a Delaware corporation (incorporated by reference to Exhibit No. 10.51 to the Annual Report on Form 10-K for the Year ended December 31, 2002 (File No. 333-57170))

10.52*	Fourth Amendment dated as of April 1, 2003 to the Credit Agreement dated November 6, 2001.
10.53*

Amended and Restated US Security Agreement dated as of April 9, 2003 among Resolution Performance Products Inc., a Delaware corporation, Resolution Performance Products LLC, a Delaware limited liability company, RPP Capital Corporation, a Delaware corporation, and Morgan Stanley & Co., Incorporated

10.54*

Amended and Restated US Pledge Agreement dated as of April 9, 2003 among Resolution Performance Products Inc., a Delaware corporation, Resolution Performance Products LLC, a Delaware limited liability company, RPP Capital Corporation, a Delaware corporation, and Morgan Stanley & Co., Incorporated

10.55*

Dutch Deed of Pledge dated as of April 9, 2003 among Resolution Performance Products LLC, a Delaware limited liability company, RPP Capital Corporation, a Delaware corporation, Resolution Holdings B.V., a private limited liability company organised and existing under the laws of the Netherlands, Morgan Stanley & Co. Incorporated and Deutsche Bank Trust Company Americas

12.1*	Statement of Computation of Ratio of Earnings to Fixed Charges

21.1	Subsidiaries of the Registrants (incorporated by reference to Exhibit 21.1 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1)

23.2*	Consent of PricewaterhouseCoopers LLP

23.3*	Consent of KPMG Accountants N.V.

24.1*	Powers of Attorney (included on signature pages hereto)

25.1*	Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Deutsche Bank Trust Company Americas, as Trustee

99.1	Form of Letter of Transmittal

99.2	Form of Notice of Guaranteed Delivery

99.3*	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees

99.4*	Form of Letter to Clients

*  Previously filed.

(b)  FINANCIAL STATEMENT SCHEDULES:

Schedule II—Valuation and Qualifying Accounts and Reserves

All other schedules have been omitted because they are either not applicable or the required information has been disclosed in the financial statements or notes thereto.

Item 22. Undertakings.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The undersigned Registrants hereby undertake:

1.  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

(a)  To include any prospectus required by Section 10(a)(3) of the Securities Act;

(b)  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(c)  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

2.  That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

3.  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The undersigned Registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

The undersigned Registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

The undersigned Registrants hereby undertake that:

1.  For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrants pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be a part of this registration statement as of the time it was declared effective.

2.  For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 1st day of May, 2003.

RESOLUTION PERFORMANCE PRODUCTS LLC

By:	/s/ MARVIN O. SCHLANGER
Marvin O. Schlanger Chairman and Chief Executive Offer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ MARVIN O. SCHLANGER Marvin O. Schlanger	Chairman and Chief Executive Officer (principal executive officer)	May 1, 2003

/S/ J. TRAVIS SPOEDE J. Travis Spoede	Executive Vice President, Chief Financial Officer and Secretary (principal financial and accounting officer)	May 1, 2003

* Joel A. Asen	Manager	May 1, 2003

* Laurence M. Berg	Manager	May 1, 2003

* Peter P. Copses	Manager	May 1, 2003

* Joshua J. Harris	Manager	May 1, 2003

* Scott M. Kleinman	Manager	May 1, 2003

* Heinn F. Tomfohrde, III	Manager	May 1, 2003

*By:	/s/ J. TRAVIS SPOEDE
J. Travis Spoede Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on the 1st  day of May, 2003.

RPP CAPITAL CORPORATION

By:	/s/ MARVIN O. SCHLANGER
Marvin O. Schlanger Chairman and Chief Executive Offer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons and in the capacities and on the dates indicated:

Signature	Title	Date

/s/ MARVIN O. SCHLANGER Marvin O. Schlanger	Chairman and Chief Executive Officer (principal executive officer)	May 1, 2003

/s/ J. TRAVIS SPOEDE J. Travis Spoede	Executive Vice President, Chief Financial Officer and Secretary (principal financial and accounting officer)	May 1, 2003

* Joshua J. Harris	Director	May 1, 2003

* Scott M. Kleinman	Director	May 1, 2003

*By:	/s/ J. TRAVIS SPOEDE
J. Travis Spoede
Attorney-in-Fact

RESOLUTION PERFORMANCE PRODUCTS LLC

SCHEDULE OF VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

(in millions of U. S. dollars)

		Additions
Description	Balance at January 1, 2002	Charges to costs and expenses	Charged to other accounts	Deductions	Balance at December 31, 2002
Allowance for doubtful accounts	$3	—	—	1	$2
Allowance for inventory obsolescence	$3	1	—	3	$1

		Additions
Description	Balance at January 1, 2001	Charges to costs and expenses	Charged to other accounts	Deductions	Balance at December 31, 2001
Allowance for doubtful accounts	$3	—	—	—	$3
Allowance for inventory obsolescence	$7	1	—	5	$3

		Additions
Description	Balance at January 1, 2000	Charges to costs and expenses	Charged to other accounts	Deductions	Balance at December 31, 2000
Allowance for doubtful accounts	$—	3	—	—	$3
Allowance for inventory obsolescence	$—	5	2	—	$7

S-1

Exhibit Index

2.1

Amended and Restated Master Sale Agreement (US) dated as of November 14, 2000 among Shell Oil Company, Resin Acquisition, LLC and Resolution Performance Products Inc. (incorporated by reference to Exhibit 2.1 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

2.2

Amended and Restated SPNV Resins Sale Agreement dated as of November 14, 2000 between Shell Oil Company and Resolution Performance Products Inc. (incorporated by reference to Exhibit 2.2 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

2.3

Assignment and Assumption Agreement dated November 13, 2000 between Resolution Performance Products Inc. and Resolution Performance Products LLC (incorporated by reference to Exhibit 2.3 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

2.4

Assignment and Assumption Agreement dated November 14, 2000 between Resin Acquisition, LLC and RPP Holdings LLC (incorporated by reference to Exhibit 2.4 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

3.1

Certificate of Formation of Resolution Performance Products LLC filed on May 10, 1999 (incorporated by reference to Exhibit 3.1 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

3.2

Certificate of Amendment to Certificate of Formation of Resolution Performance Products LLC filed on November 14, 2000 (incorporated by reference to Exhibit 3.2 to the Registrants’ Registration Statement on Form S-4 (File No. 333-57170))

3.3

Amended and Restated Limited Liability Company Agreement of Resolution Performance Products LLC dated as of November 14, 2000 (incorporated by reference to Exhibit 3.3 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

3.4

Bylaws of Resolution Performance Products LLC dated as of November 14, 2000 (incorporated by reference to Exhibit 3.4 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

3.5

Certificate of Incorporation of RPP Capital Corporation dated as of October 23, 2000 (incorporated by reference to Exhibit 3.5 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

3.6

Amended and Restated Bylaws of RPP Capital Corporation dated as of November 14, 2000 (incorporated by reference to Exhibit 3.6 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

4.1

Indenture, dated as of November 14, 2000, among Resolution Performance Products LLC, RPP Capital Corporation and The Bank of New York, as trustee, relating to 13 1/2% Senior Subordinated Notes due 2010 (incorporated by reference to Exhibit 4.1 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

4.2	Form of 13 1/2% Senior Subordinated Note due 2010 (included as Exhibit B to Exhibit 4.1)

4.3

Registration Rights Agreement, dated as of November 14, 2000 among Resolution Performance Products LLC, RPP Capital Corporation, RPP Holdings LLC, Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. (incorporated by reference to Exhibit 4.3 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

4.4

Registration Rights Agreement, dated as of November 14, 2001, among Resolution Performance Products LLC, RPP Capital Corporation, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Inc., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. (incorporated by reference to Exhibit 4.4 to the Registrants’ Registration Statement on Form S-4 dated December 14, 2001 (File No. 333-75172))

4.5

Registration Rights Agreement dated December 18, 2002 among Resolution Performance Products LLC, RPP Capital Corporation, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. (incorporated by reference to Exhibit 4.5 to the Registrant’s Registration Statement on Form S-4 dated January 14, 2003 (File No. 333-102505)

4.6	*

Indenture dated as of April 9, 2003 among Resolution Performance Products LLC, RPP Capital Corporation and Deutsche Bank Trust Company Americas, as trustee, relating to 9 1/2% Senior Second Secured Notes due 2010

4.7		Form of exchange note (included as Exhibit B to Exhibit 4.6)

4.8	*

Registration Rights Agreement entered into as of April 9, 2003, between Resolution Performance Products LLC, RPP Capital Corporation, Morgan Stanley & Co. Incorporated, Citigroup Capital Markets Inc., Credit Suisse First Boston LLC and J.P. Morgan Securities, Inc.

5.1		Opinion of O’Melveny & Myers LLP

10.1

Credit Agreement dated as of November 14, 2000 among Resolution Performance Products Inc., Resolution Performance Products LLC, RPP Capital Corporation, Resolution Europe B.V. (f/k/a Resolution Nederland B.V., f/k/a Shell Epoxy Resins Nederland B.V.), the various lender parties thereto, Salomon Smith Barney Inc., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Morgan Stanley Senior Funding Inc., as Administrative Agent, Lead Arranger and Sole Book Manager (incorporated by reference to Exhibit 10.1 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.2

First Amendment to Credit Agreement dated November 6, 2001 (incorporated by reference to Exhibit 10.1 to the Registrants’ Current Report on Form 8-K dated November 7, 2001 (Commission File No. 333-57170))

10.3

Employment Agreement dated as of November 14, 2000 between Resolution Performance Products LLC and Marvin O. Schlanger (incorporated by reference to Exhibit 10.2 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.4

Secured Promissory Note dated as of November 14, 2000 entered into by David T. Preston in favor of Resolution Performance Products LLC (incorporated by reference to Exhibit 10.3 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.5

Pledge Agreement dated as of November 14, 2000 between Resolution Performance Products LLC and David T. Preston (incorporated by reference to Exhibit 10.4 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.6

Secured Promissory Note dated as of November 14, 2000 entered into by Wouter W. Jongepier in favor of Resolution Performance Products LLC (incorporated by reference to Exhibit 10.5 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.7

Pledge Agreement dated as of November 14, 2000 between Resolution Performance Products LLC and Wouter W. Jongepier (incorporated by reference to Exhibit 10.6 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.8

Secured Promissory Note dated as of November 14, 2000 entered into by Dany Subrata in favor of Resolution Performance Products LLC (incorporated by reference to Exhibit 10.7 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.9

Pledge Agreement dated as of November 14, 2000 between Resolution Performance Products LLC and Dany Subrata (incorporated by reference to Exhibit 10.8 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.10

Secured Promissory Note dated as of March 7, 2001 entered into by J. Travis Spoede Trust (Dated 03/26/99) in favor of Resolution Performance Products LLC (incorporated by reference to Exhibit 10.9 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.11

Pledge Agreement dated as of March 7, 2001 among Resolution Performance Products LLC,
J. Travis Spoede and the J. Travis Spoede Trust (Dated 03/26/99) (incorporated by reference to Exhibit 10.10 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.12

Employment Agreement dated July 16, 2001 between Resolution Performance Product LLC and Jeffrey M. Nodland (incorporated by reference to Exhibit 10.1 to the Registrants’ Quarterly Report on Form 10-Q for the Quarter ended September 30, 2001 (Commission File No. 333-57170))

10.13

Secured Promissory Note dated August 10, 2001 from Jeffrey M. Nodland to Resolution Performance Product LLC (incorporated by reference to Exhibit 10.2 to the Registrants’ Quarterly Report on Form 10-Q for the Quarter ended September 30, 2001 (Commission File No. 333-57170))

10.14

Pledge Agreement dated August 10, 2001 between Jeffrey M. Nodland and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.3 to the Registrants’ Quarterly Report on Form 10-Q for the Quarter ended September 30, 2001 (Commission File No. 333-57170))

10.15

Secured Promissory Note dated June 18, 2001 from Mark S. Antonvich to Resolution Performance Products LLC (incorporated by reference to Exhibit 10.4 to the Registrants’ Quarterly Report on Form 10-Q for the Quarter ended September 30, 2001 (Commission File No. 333-57170))

10.16

Pledge Agreement dated June 18, 2001 between Mark S. Antonvich to Resolution Performance Products LLC (incorporated by reference to Exhibit 10.5 to the Registrants’ Quarterly Report on Form 10-Q for the Quarter ended September 30, 2001 (Commission File No. 333-57170))

10.17

Environmental Agreement dated as of November 1, 2000 between Shell Oil Company and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.11 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.18

Environmental Agreement dated as of November 1, 2000 between Shell Petroleum N.V. and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.12 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.19

Intellectual Property Transfer and License Agreement and Contribution Agreement dated as of November 14, 2000 between Shell Oil Company and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.13 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.20

Intellectual Property Transfer and License Agreement and Contribution Agreement dated as of November 14, 2000 between Shell Internationale Research Maatschappij B.V. and Shell Epoxy Resins Research B.V. (incorporated by reference to Exhibit 10.14 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.21

Interim Agreement for Information Technology Services (US Business) dated as of November 1, 2000 among Shell Chemical Company, Shell Services International Inc. and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.15 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.22

Interim Agreement for Information Technology Services (Non-US) dated as of November 1, 2000 among Shell Chemicals Limited, Shell International B.V. and Resolution Europe B.V. (f/k/a Resolution Nederland B.V., f/k/a Shell Epoxy Resins Nederland B.V.) (incorporated by reference to Exhibit 10.16 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.23

Indemnity and Contribution Agreement dated as of November 14, 2000 among Resolution Performance Products LLC and the indemnified parties listed therein (incorporated by reference to Exhibit 10.17 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.24

Management Consulting Agreement dated as of November 14, 2000 among Resolution Performance Products LLC and Apollo Management IV, L.P. (incorporated by reference to Exhibit 10.18 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.25

First Amended and Restated Deer Park Site Services, Utilities, Materials and Facilities Agreement dated November 1, 2000 between Shell Chemical Company, for itself and as agent for Shell Oil Company, and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.19 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.26

First Amended and Restated Norco Site Services, Utilities, Materials and Facilities Agreement dated November 1, 2000 between Shell Chemical Company, for itself and as agent for Shell Oil Company, and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.20 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.27

First Amended and Restated Pernis Site Services, Utilities, Materials and Facilities Agreement dated November 1, 2000 between Resolution Europe B.V. (f/k/a Resolution Nederland B.V., f/k/a Shell Epoxy Resins Nederland B.V.) and Shell Nederland Raffinaderij B.V. (incorporated by reference to Exhibit 10.21 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.28

First Amended and Restated Pernis Site Services, Utilities, Materials and Facilities Agreement dated November 1, 2000 between Resolution Europe B.V. (f/k/a Resolution Nederland B.V., f/k/a Shell Epoxy Resins Nederland B.V.) and Shell Nederland Chemie B.V. (incorporated by reference to Exhibit 10.22 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.29

Deer Park Ground Lease and Grant of Easements dated as of November 1, 2000 between Shell Oil Company and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.23 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.30

Norco Ground Lease and Grant of Servitudes dated as of November 1, 2000 between Shell Oil Company and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.24 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.31

Amended and Restated Agreement of Sub-Lease (Pernis) dated as of November 1, 2000 between Resolution Europe B.V. (f/k/a Resolution Nederland B.V., f/k/a Shell Epoxy Resins Nederland B.V.) and Shell Nederland Raffinaderij B.V. (incorporated by reference to Exhibit 10.25 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.32

Resolution Performance Products Inc. 2000 Stock Option Plan (incorporated by reference to Exhibit 10.26 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.33

Resolution Performance Products Inc. 2000 Non-Employee Directors Stock Option Plan (incorporated by reference to Exhibit 10.27 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.34	Restricted Unit Plan (incorporated by reference to Exhibit 10.28 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.35

Separation Agreement dated as of March 9, 2001 between Resolution Performance Products Inc., Resolution Performance Products LLC and David T. Preston (incorporated by reference to Exhibit 10.29 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

10.36

Amendment No. 1 dated March 15, 2002 to the Management Consulting Agreement dated November 14, 2000 between Resolution Performance Products LLC, and Apollo Management IV, L.P., a Delaware limited partnership (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q for the Quarter ended March 31, 2002 (File No. 333-57170))

10.37

First Amendment dated March 15, 2002 to the Employment Agreement dated November 14, 2000 between Resolution Performance Products LLC, and Marvin O. Schlanger (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q for the Quarter ended March 31, 2002 (File No. 333-57170))

10.38

Second Amendment dated June 30, 2002 to the Credit Agreement dated November 6, 2001 (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q for the Quarter ended June 30, 2002 (File No. 333-75172))

10.39

Third Amendment dated December 2, 2002 to the Credit Agreement dated November 6, 2001 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K dated December 9, 2002 (File No. 333-57170))

10.40

Mutual Settlement and Release of Claims Agreement dated November 26, 2002 amending the Environmental Agreement dated November 1, 2000 between Shell Oil Company and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.40 to the Registrants’ Registration Statement on Form S-4 dated January 14, 2003 (File No. 333-102505))

10.41

Mutual Settlement and Release of Claims Agreement dated November 26, 2002 amending the Environmental Agreement dated November 1, 2000 between Shell Petroleum N.V. and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.41 to the Registrants’ Registration Statement on Form S-4 dated January 14, 2003 (File No. 333-102505))

10.42

Release of Indemnity Agreement dated as of December 17, 2002 modifying the Environmental Agreement dated as of November 1, 2000 between Shell Oil Company and Resolution Performance Products LLC (incorporated by reference to Exhibit 10.42 to the Registrants’ Registration Statement on Form S-4 dated January 14, 2003 (File No. 333-102505))

10.43

Amendment No. 2 dated as of January 1, 2003 to the Employment Agreement dated November 14, 2000 between Resolution Performance Products LLC, a Delaware limited liability company, and Marvin O. Schlanger (incorporated by reference to Exhibit No. 10.44 to the Registrant’s Amendment No. 1 to Registration Statement on Form S-4 dated February 12, 2003 (File No. 333-102505))

10.44

Amendment No. 1 dated as of January 1, 2003 to the Employment Agreement dated July 16, 2001 between Resolution Performance Products LLC, a Delaware limited liability company, and Jeffrey M. Nodland (incorporated by reference to Exhibit No. 10.45 to the Registrant’s Amendment No. 1 to Registration Statement on Form S-4 dated February 12, 2003 (File No. 333-102505))

10.45

Amendment No. 2 dated as of January 1, 2003 to the Management Consulting Agreement dated November 14, 2000, as amended, between Resolution Performance Products LLC, a Delaware limited liability company, and Apollo Management IV, L.P., a Delaware limited partnership (incorporated by reference to Exhibit No. 10.43 to the Registrant’s Amendment No. 1 to Registration Statement on Form S-4 dated February 12, 2003 (File No. 333-57170))

10.46

Employment Agreement dated May 7, 2001 between Resolution Performance Products LLC, a Delaware limited liability company, and Mark S. Antonvich (incorporated by reference to Exhibit No. 10.46 to the Annual Report on Form 10-K for the Year ended December 31, 2002 (File No. 333-57170))

10.47

Amendment No. 1 dated February 17, 2003 to the Employment Agreement dated May 7, 2001 between Resolution Performance Products LLC, a Delaware limited liability company, and Mark S. Antonvich (incorporated by reference to Exhibit No. 10.47 to the Annual Report on Form 10-K for the Year ended December 31, 2002 (File No. 333-57170))

10.48

Amendment No. 3 dated February 17, 2003 to the Employment Agreement dated November 14, 2000, as amended, between Resolution Performance Products LLC, a Delaware limited liability company, and Marvin O. Schlanger (incorporated by reference to Exhibit No. 10.48 to the Annual Report on Form 10-K for the Year ended December 31, 2002 (File No. 333-57170))

10.49

Amendment No. 2 dated February 17, 2003 to the Employment Agreement dated July 16, 2001, as amended, between Resolution Performance Products LLC and Jeffrey M. Nodland (incorporated by reference to Exhibit No. 10.49 to the Annual Report on Form 10-K for the Year ended December 31, 2002 (File No. 333-57170))

10.50

Amendment No. 3 dated February 17, 2003 to the Management Consulting Agreement dated November 14, 2000, as amended, between Resolution Performance Products LLC and Apollo Management IV, L.P., a Delaware limited partnership (incorporated by reference to Exhibit No. 10.50 to the Annual Report on Form 10-K for the Year ended December 31, 2002 (File No. 333-57170))

10.51

Amendment No. 1 dated October 15, 2002 to the Phenol Supply Agreement between Shell Chemical LP d/b/a Shell Chemical Company, a Delaware limited partnership and Resolution Performance Products LLC, a Delaware corporation (incorporated by reference to Exhibit No. 10.51 to the Annual Report on Form 10-K for the Year ended December 31, 2002 (File No. 333-57170))

10.52*	Fourth Amendment dated as of April 1, 2003 to the Credit Agreement dated November 6, 2001

10.53*

Amended and Restated US Security Agreement dated as of April 9, 2003 among Resolution Performance Products Inc., a Delaware corporation, Resolution Performance Products LLC, a Delaware limited liability company, RPP Capital Corporation, a Delaware corporation, and Morgan Stanley & Co., Incorporated

10.54*

Amended and Restated US Pledge Agreement dated as of April 9, 2003 among Resolution Performance Products Inc., a Delaware corporation, Resolution Performance Products LLC, a Delaware limited liability company, RPP Capital Corporation, a Delaware corporation, and Morgan Stanley & Co., Incorporated

10.55*

Dutch Deed of Pledge dated as of April 9, 2003 among Resolution Performance Products LLC, a Delaware limited liability company, RPP Capital Corporation, a Delaware corporation, Resolution Holdings B.V., a private limited liability company organised and existing under the laws of the Netherlands, Morgan Stanley & Co. Incorporated and Deutsche Bank Trust Company Americas

12.1*	Statement of Computation of Ratio of Earnings to Fixed Charges.

21.1	Subsidiaries of the Registrants (incorporated by reference to Exhibit 21.1 to the Registrants’ Registration Statement on Form S-4 dated March 16, 2001 (File No. 333-57170))

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1)

23.2*	Consent of PricewaterhouseCoopers LLP

23.3*	Consent of KPMG Accountants N.V.

24.1*	Powers of Attorney (included on signature pages hereto)

25.1*	Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Deutsche Bank Trust Company Americas as Trustee

99.1	Form of Letter of Transmittal

99.2	Form of Notice of Guaranteed Delivery

99.3*	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees

99.4*	Form of Letter to Clients

* Previously filed.